INVESTOR PRESENTATION March 2022 NASDAQ: AOUT AMERICAN OUTDOOR BRANDS

Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “suggests,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, the effects of the COVID-19 pandemic and related aftermath, including potential disruptions in our suppliers’ ability to source the raw materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products including delivery of product stemming from port congestion and related transportation challenges; lower levels of consumer spending in general and specific to our products or product categories; our ability to introduce new products that are successful in the marketplace; interruptions of our arrangements with third-party contract manufacturers and freight carriers that disrupt our ability to fill our customers’ orders; increases in costs or decreases in availability of finished products, product components, and raw materials; our ability to maintain or strengthen our brand recognition and reputation; the ability to forecast demand for our products accurately; our ability to continue to expand our e-commerce business; our ability to compete in a highly competitive market; our dependence on large customers; our ability to attract and retain talent; an increase of emphasis on private label products by our customers; pricing pressures by our customers; our ability to collect our accounts receivable; the potential for product recalls, product liability, and other claims or lawsuits against us; our ability to protect our intellectual property; inventory levels, both internally and in the distribution channel, in excess of demand; our ability to identify acquisition candidates, to complete acquisitions of potential acquisition candidates, to integrate acquired businesses with our business, to achieve success with acquired companies, and to realize the benefits of acquisitions in a manner consistent with our expectations; the performance and security of our information systems; our ability to comply with any applicable foreign laws or regulations and the effect of increased protective tariffs; economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearms-related products; the effect of political pressures on firearm laws and regulations; the potential impact on our business and operations from the results of U.S. Presidential, Congressional, state, and local elections and the policies that may be implemented as a result thereof; our ability to realize the anticipated benefits of being a separate, public company; future investments for capital expenditures, liquidity and anticipated cash needs and availability; the potential for impairment charges; estimated amortization expense of intangible assets for future periods; actions of social activists that could, directly or indirectly, have an adverse effect on our business; disruptions caused by social unrest, including related protests or disturbances; our assessment of factors relating to the valuation of assets acquired and liabilities assumed in acquisitions, the timing for such evaluations, and the potential adjustment in such evaluations; and, other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2021. LEGAL SAFE HARBOR American Outdoor Brands (NASDAQ: AOUT)

Q3 FY22 Highlights AMERICAN OUTDOOR BRANDS

DISCIPLINED EXECUTION OF VALUE CREATION STRATEGY

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

Q3 FY22 Achievements

			Q3 FY22 Achievements
1	ORGANIC GROWTH	CAGR 8-10% 4-5 YEARS	- 2-Yr Growth of 62% (Q3) Driven by 'Dock & Unlock' Strategy - Announced Entry into Shotgun Sports Market (Caldwell) - Awarded Optic of the Year (Crimson Trace)
2	M&A	SEEK TARGETS THAT MEET OUR IDEAL CRITERIA	- Announced Acquisition of Grilla Grills - Provides Entry into $7B Outdoor Cooking Market - Aligns with 'Dock & Unlock' Strategy - AOUT's DTC-only Brands Approaching ~10% Net Sales
3	RETURN CAPITAL TO SHAREHOLDERS	SHARE REPURCHASE PROGRAM	- $15M Stock Buyback Program - Announced December 2021 - 100% Completed by March 2022

© 2022 American Outdoor Brands, Inc. All Rights Reserved
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Sustained growth compared to pre-pandemic levels TTM Net Sales 3Q22 Net Sales TTM Net Sales = $266.1 Million Q3 Shooting Sports: +45% 2-yr growth Growth opportunity in shooting sports over the next 4-5 years focused on expanding into large, stable categories including: Shotgun sports (Caldwell) Reloading (Frankford Arsenal) Optics (Crimson Trace) Hand Tools (Wheeler) Security Solutions (Lockdown) “Shooting Sports”: Shooting Sports & Personal Protection Products “Outdoor Lifestyle”: Hunting, Fishing, Camping, & Rugged Outdoor Products Q3 Outdoor Lifestyle: +81% 2-yr growth Expected to represent a majority of sales in near-term and be major growth driver of business going forward Growth supported by: Fishing (BUBBA) Land management (Hooyman) Meat processing (MEAT! Your Maker) Camping (ust) +60% Since 4Q20 +58% Since 4Q20 American Outdoor Brands (NASDAQ: AOUT) Traditional Channels Outdoor Lifestyle 45% Shooting Sports 55% Outdoor Lifestyle 53% Shooting Sports 47% (March 2020)

Grilla is a Powerful Strategic Addition to AOUT Provider of high-quality grills, smokers, and accessories to a growing, $7B* U.S. barbeque grill industry: 50% Net Sales CAGR from 2017-2021 ($15M net sales in 2021) Accretive to AOUT net sales and non-GAAP net income 100% Direct-to-Consumer model expands DTC revenue base Immediate access to large, outdoor cooking market ($7B*) Further diversifies revenue mix toward Outdoor Lifestyle Opportunities for cross-pollination of technology Consumer base complementary to other AOUT brands: MEAT!, BUBBA, BOG $27M asset purchase ($24M including future tax benefit) Internally sourced “tuck-in,” direct negotiation with owner American Outdoor Brands (NASDAQ: AOUT) *Management estimate

Grilla Meets our Ideal acquisition criteria 5) Further Diversifies AOUT’s Supply Chain 3) Large, Addressable Markets 4) Low Complexity 2) ‘Niche to Known’ Opportunity (Runway for Growth) 1) ‘Dock & Unlock’ Friendly via Brand Lane Structure IDEAL ACQUISITION CRITERIA Docks into our Adventurer brand lane allowing us to unlock value for shareholders (product development, marketing, e-commerce) Estimated $7B* market that has benefited from consumers cooking more at home, ~9M grills purchased each year in U.S. Concentrated portfolio, simple design and sourcing model, few employees, no retail customers to “switch over” Exposure to new, tech-savvy suppliers Strong brand and product portfolio currently in their infancy within a large grill market American Outdoor Brands (NASDAQ: AOUT) *Management estimate

“Building authentic, lifestyle brands that help consumers make the most out of the moments that matter.” AMERICAN OUTDOOR BRANDS

American outdoor brands Large, passion-driven industry Favorable macro trends (fishing, hunting, personal protection, shooting sports, camping, and hiking) Diverse portfolio of 20 early-stage consumer brands Innovative “Dock & Unlock”™ formula fuels brand growth Leverageable model drives profitability Strong balance sheet supports organic growth & acquisitions American Outdoor Brands (NASDAQ: AOUT)

American outdoor brands, Inc. at a glance American Outdoor Brands (NASDAQ: AOUT) Locations: HQ & Distribution: Columbia, MO Additional Offices: MA (Admin), OR (Mfg), China (WFOE) Spinoff: August 2020 NASDAQ Select: AOUT *Proforma for Grilla acquisition (a) Based on a 2017 report issued by the Outdoor Industry Association. 8-10% Net Sales CAGR Mid- to High-teens Columbia, Missouri April 30 327 4-5 Yr Target Growth Rate 4-5 Yr Target Adj. EBITDAS Margin % Headquarters Fiscal Year End Employee Count $266.1 million 46.1% $38.8 million (14.6%) $5.0 million ~0.1x TTM Net Sales TTM Gross Profit Margin TTM Adjusted EBITDAS Pro Forma Net Debt* Net Debt / Adj. EBITDAS

American Outdoor Brands (NASDAQ: AOUT) Large, passion-driven industry (a) Based on a 2017 report issued by the Outdoor Industry Association. ~$90-100B U.S. Outdoor Recreation Market [a] Shooting Shooting Fishing Camping Hiking Paddling Archery

Favorable Macro trends American Outdoor Brands (NASDAQ: AOUT) Outdoor Participation Trending Source: 2019 Outdoor Participation Report, National Shooting Sports Foundation, National Golf Foundation, Tennis Industry Association, Outdoor Industry Association, KOA >50% of the U.S. Participates in Outdoor Recreational Activities (in millions) 46% Percentage of all campers who either started camping for the first time in 2020 or restarted after having not camped in recent years (KOA) 14M New entrants per NSSF: 2020: 40% of 21M Adj NICS 2021: 30% of 18M Adj NICS ~1M More hunters in 2020. The NSSF has indicated that hunting license sales have grown 7.5% vs. 2019. This could mean 1M new hunters entered the market in 2020 ~3M More fishing licenses sold nationwide in 2020 than 2019, a 14% increase, according to the Recreational Boating and Fishing Foundation Illustrative Outdoor Recreational Participation Comparison (in millions) 0 10 20 30 40 50 60 50 42 39 24 18 18 16 target shooting camping fishing hunting tennis baseball

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

DIVERSE PORTFOLIO OF 20 EARLY-STAGE CONSUMER BRANDS


Caldwell Range Gear


Frankford M-Press (Reloading)


Wheeler Digital F.A.T. Wrench


Tipton Ultra Gun Vise


FRANKFORD ARSENAL
WHEELER
Tipton
CALDWELL
AT THE BENCH
IN THE SHOP
AT THE RANGE
MARKSMAN
Hooymen
OLD TIMER
BOG
Uncle Henry
MEAT!
ON THE LAND
AT THE RANCH
ON THE HUNT
FIELD TO TABLE
HARVESTER
LASERLYTE
CT
M&P
LOCKDOWN
FOR TRAINING
FOR PROTECTION
FOR HERITAGE
FOR PEACE OF MIND
DEFENDER
SCHRADE
IMPERIAL
ust
BUBBA
IN THE WILD
AT THE CAMPSITE
WATER TO PLATE
ADVENTURER


BOG Blood Moon Game Camera


Hooyman No Slip H-Grip Land Management Tools


MEAT! 1.5 HP Meat Grinder


Old Timer Sharpfinger


Lockdown Puck


M&P Night Terror Flashlight


Crimson Trace CSA-1309 Rifle Scope


Crimson Trace CTS-1400 Red Dot Sight

Lockdown Cable Gun Lock


ust Monarch Sleeping Bag


Schrade Axe

BUBBA Lithium Ion Cordless Fillet Knife


ust House Party™ 6-person Tent

Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands,

© 2022 American Outdoor Brands, Inc. All Rights Reserved
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AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

TWO CATEGORIES: SHOOTING SPORTS & OUTDOOR LIFESTYLE

		Shooting Sports Shooting accessories, personal protection	Outdoor Lifestyle Hunting, fishing, camping, rugged outdoor activities	Illustrative Products
Marksman	CALDWELL	●	○	Range Gear: Shooting rests, targets, hearing & eye protection
	FRANKFORD ARSENAL	●	○	Reloading equipment
	TIPTON	●	○	Gun vises, cleaning supplies
	WHEELER	●	○	Gunsmithing and other tools
Defender	CRIMSON TRACE	●	○	Scopes, lasers, red dot sights
		●	○	Laser training devices
	LOCKDOWN	●	○	Vault organization, logic-enabled vault doors and security monitoring, cable locks
	M&P Smith & Wesson	◕	◕	Protective gun cases, folding & fixed-blade knives, tools
		●	○	Gun cases and cleaning kits
	Smith & Wesson	◔	◕	Protective gun cases, parts kits, folding & fixed-blade knives, tools
Harvester	BOG	○	●	Hunting rests, ground blinds, chairs, game cameras
	Hooyman	○	●	Land management: rakes, shovels, pruning tools, tree saws
	MEAT!	○	●	Meat grinders, slicers, dehydrators
	OLD TIMER	○	●	Folding, fixed-blade, & fillet knives
		○	●	Hunting bags & protective cases, binoculars, hunting accessories
	Uncle Henry	○	●	Folding, fixed-blade, & hunting knives
Adventurer	BUBBA	○	●	Fillet knives, fishing rods, fishing tools, kitchen cutlery, apparel
	IMPERIAL	○	●	Folding, fixed-blade knives
	SCHRADE	○	●	Folding & fixed-blade knives, multi-tools, adventure equipment
	UST	○	●	Tents, sleeping bags, mattress pads, camping tools and accessories

Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands,

© 2022 American Outdoor Brands, Inc. All Rights Reserved
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strong presence in traditional and e-comM channels American Outdoor Brands (NASDAQ: AOUT) DTC Websites Online Retailers National Retailers Home, Farm, Automotive Distributors & Buying Groups OEM Traditional Channels $165.1M 62% E-commerce Channels $101.0M 38% Note: Customers shown are for illustrative purposes 2-Year e-commerce Growth: 122.4% Q3FY22 vs. Q3FY20 (TTM Net Sales = $266.1 Million)

Brand A x AOB Dock (Strategy + Resources)  = Brand A + ∞ Unlocked Potential THE “DOCK AND UNLOCK”TM FORMULA Adventurer Harvester Marksman Defender American Outdoor Brands (NASDAQ: AOUT) Using our "Dock and Unlock”TM formula, we leverage our brand lanes to reframe our brands’ growth potential Thereby creating “Permission to Play" in new product categories and establishing entrance into wholly new, large addressable markets Resulting in a family of brands with significant runway for growth, TAKING BRANDS “FROM NICHE TO KNOWN”TM

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

"DOCK & UNLOCK"™ CASE STUDY

Our Brand Lane structure and product development capabilities allow us to create wholly new brands that have the potential to deliver strong, incremental, organic growth.


215.8%
TTM Sales Growth
MEAT! YOUR MAKER
TTM Jan Net Sales $6.4M
TTM Apr Net Sales $2.5M
TTM Oct Net Sales $927K
Multi-millions in Net Sales
$1M in Net Sales
Black Friday Net Sales ~$900K
MEAT! Concept Developed internally
Brand Launched
FY19
FY20
FY21
FY22
Net Sales – 100% DTC

© 2022 American Outdoor Brands, Inc. All Rights Reserved 17

“DOCK & UNLOCK”TM CASE STUDY American Outdoor Brands (NASDAQ: AOUT) From water to plate, BUBBA provides anglers with kick-ass tools to enjoy the ultimate lifestyle of adventure Expanded potential by dropping "Blade" from the name and positioned it to capture the "water to plate" lifestyle Entered new product categories in which it now has “Permission to Play", reaching a wider audience beyond just salt water fishing 73.1% sales growth in FY21 From Niche To KnownTM

Brand “permission to play” drives growth potential American Outdoor Brands (NASDAQ: AOUT) graphic

American Outdoor Brands (NASDAQ: AOUT) Leverageable model drives profitability net sales & Gross Margin Adj. EBITDAS & adj. ebitdas Margin FY22 estimate mid-point would deliver +48% vs. FY2020 Significant sales growth within e-commerce channel – long-term growth expected to continue through leveraging brand lane platforms "Dock & Unlock”TM strategy allows for expansion into new product categories providing AOUT’s young brands with significant runway for growth Gross margins supported by new product launches, stabilized from tariff impacts Note: US$ in millions. Fiscal year ended April 30. Adjusted EBITDAS is defined as GAAP net income/(loss) before interest, taxes, depreciation, amortization, and stock compensation expense and excludes certain items we consider non-routine. See slide 26 for a reconciliation of Adjusted EBITDAS. Financials for FY2019 include activity for the period subsequent to the acquisition of LaserLyte. FY2022 financial guidance per AOUT Management's estimates is based on information available to Management at the time presented and is subject to change in the future especially in light of the difficulty in assessing and predicting with precision any market dynamics and changes which are beyond Management's knowledge and control. Leverage of fixed G&A costs, brand lanes and e-commerce investments expected to yield significant EBITDAS contribution as the business scales Long-term Adjusted EBITDAS target margin – mid to high teens Estimate Estimate Q3 Update Q3 Update 7.9% graphics

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

FINANCIAL OUTLOOK AND DRIVERS

	FY22	Long-Term (4-5 Years)	Long-Term Drivers
Net Sales[(1)]	$245M – $250M	8%-10% CAGR	✓ Expand market share ✓ New product categories ✓ New consumer markets ✓ New distribution
Adjusted EBITDAS	$34M – $36M	Mid to high teens %	✓ High level of operating leverage from existing brand lane platform ✓ Adjusted EBITDAS margins expected to increase with net sales growth
Capital Expenditures	$7.0M – $7.5M[(2)]	N/A	✓ Long-term will primarily be maintenance capex related to product tooling

(1) Excludes any acquisitions
(2) FY22 includes $3.5M of IT infrastructure and ERP implementation

Note: FY2022 financial guidance per AOUT Management's estimates is based on information available to Management at the time presented and is subject to change in the future especially in light of the difficulty in assessing and predicting with precision any market dynamics and changes which are beyond Management's knowledge and control. Please see also reference to other factors that could change Management's estimates in the Legal Safe Harbor on Slide 2 of this presentation.

© 2022 American Outdoor Brands, Inc. All Rights Reserved
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balance sheet As of January 31, 2022 American Outdoor Brands (NASDAQ: AOUT) Strong balance sheet supports organic growth & acquisitions Significant liquidity (~$90M available capital) Low-cost L+200, $50M asset-based revolving credit facility with $15M accordion - $25M expansion approved March 2022 $22.8M of cash Strong annual free cash flow generation Dry powder for strategic acquisitions IDEAL ACQUISITION CRITERIA “Dock & Unlock”TM Friendly via Brand Lane Structure “Niche to Known”TM Opportunity (Runway for Growth) Large, Addressable Markets Low Complexity Further Diversifies Supply Chain BALANCE SHEET Assets ($M) Cash Other Current Assets Intangibles / Goodwill PP&E Other Assets Total Assets Liabilities & Equity ($M) Current Liabilities Bank Debt Other Liabilities Total Liabilities Stockholders' Equity Total Liabilities & Equity $22.8 175.3 108.1 108.1 13.6 31.6 $351.4 $40.9 $64.5 $286.9 $351.4 © 2022 American Outdoor Brands, Inc. All Rights Reserved 22

Appendix Follows AMERICAN OUTDOOR BRANDS

Experienced Leadership BRIAN D. MURPHY President & Chief Executive Officer 15+ years experience Lead execution of AOUT’s “Dock & Unlock”TM strategy as part of expansion into new outdoor product categories and markets Experienced leader with ability to motivate teams, build and run business operations, and apply transactional and industry experience Significant M&A and financial experience with publicly traded companies H. ANDREW FULMER, CPA Chief Financial Officer 25+ years experience Extensive financial experience with the company, and played key role in the development and execution of the company’s long-term acquisition strategy Led the company’s strategic planning process and developed procedures for acquisition-related financial modeling, due diligence, internal controls, and integration American Outdoor Brands (NASDAQ: AOUT)

American Outdoor Brands (NASDAQ: AOUT) In this presentation, certain non-GAAP financial measures, including “non-GAAP net income,” “non-GAAP income per share diluted,” “Adjusted EBITDAS,” and “free cash flow” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. A reconciliation of projected non-GAAP income per share diluted and free cash flow are contained under the “Outlook” section of this press release. From time-to-time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) stock compensation, (iii) transition costs, (iv) COVID-19 expenses, (v) technology implementation, (vi) the tax effect of non-GAAP adjustments, (vii) interest expense, (viii) income tax expense, (ix) depreciation and amortization, and (x) related party interest income; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company’s financial condition and results of operations. The Company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis. Non-GAAP Financial Measures

American Outdoor Brands (NASDAQ: AOUT) Q3 non-gaap adjusted ebitdas reconciliation RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited) For the Three Months Ended January 31, For the Nine Months Ended January 31, 2022 2021 2022 2021 GAAP net income $ 3,766 $ 8,029 $ 11,806 $ 17,157 Interest expense 68 — 167 — Income tax expense 1,149 2,244 3,282 5,746 Depreciation and amortization 4,164 4,642 12,550 15,112 Related party interest income — — — (424) Stock compensation 920 904 2,336 2,100 Transition costs — — — 264 Technology implementation 460 — 1,619 — COVID-19 costs — — — 223 Other 22 — 40 125 Non-GAAP Adjusted EBITDAS $ 10,549 $ 15,819 $ 31,800 $ 40,303 © 2022 American Outdoor Brands, Inc. All Rights Reserved 26

Q3 – gaap Income statement American Outdoor Brands (NASDAQ: AOUT) For the Three Months Ended January 31, For the Nine Months Ended January 31, 2022 2022 2021 2021 (US$ in thousands, except per share data) (Unaudited) Net sales $ 70,105 $ 82,649 $ 201,633 $ 212,214 Cost of sales 38,010 45,276 107,518 114,038 Gross profit 32,095 37,373 94,115 98,176 % of net sales 45.8% 45.2% 46.7% 46.3% Total operating expenses 27,370 27,190 79,864 75,966 % of net sales 39.0% 32.9% 39.6% 35.8% Operating income 4,725 10,183 14,251 22,210 % of net sales 6.7% 12.3% 7.1% 10.5% Total other income 190 90 837 693 Income tax expense 1,149 2,244 3,282 5,746 Net income $ 3,766 $ 8,029 $ 11,806 $ 17,157 Net income per share - Diluted $0.27 $0.56 $0.82 $1.20 Weighted average shares outstanding - Diluted 14,205 14,254 14,332 14,321 Non-GAAP Adjusted EBITDAS $10,549 $15,819 $31,800 $40,303 % of net sales 15.0% 19.1% 15.8% 19.0% © 2022 American Outdoor Brands, Inc. All Rights Reserved 27

Q3 – non-GAAP income statement American Outdoor Brands (NASDAQ: AOUT) For the Three Months Ended January 31, For the Nine Months Ended January 31, 2022 2022 2021 2021 (US$ in thousands, except per share data) (Unaudited) Net sales $ 70,105 $ 82,649 $ 201,633 $ 212,214 Cost of sales 38,010 45,276 107,518 113,911 Gross profit 32,095 37,373 94,115 98,303 % of net sales 45.8% 45.2% 46.7% 46.3% Total operating expenses 22,540 22,219 65,585 61,145 % of net sales 32.2% 26.9% 32.5% 28.8% Operating income 9,555 15,154 28,530 37,158 % of net sales 13.6% 18.3% 14.1% 17.5% Total other income 190 90 837 269 Income tax expense 2,357 3,486 6,852 9,377 Net income $ 7,388 $ 11,758 $ 22,515 $ 28,050 Net income per share - Diluted $0.52 $0.82 $1.57 $1.96 Weighted average shares outstanding - Diluted 14,205 14,254 14,332 14,321 Non-GAAP Adjusted EBITDAS $10,549 $15,819 $31,800 $40,303 % of net sales 15.0% 19.1% 15.8% 19.0% © 2022 American Outdoor Brands, Inc. All Rights Reserved 28

American outdoor brands